SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES

OF

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

For the Wells Fargo Advantage Small Company Growth Fund (the "Fund")

Effective October 1, 2013, the prospectuses and summary prospectuses are revised to reflect the following change:

The sections entitled "Principal Investment Strategies" for the Fund are amended as follows:

Current language	Replacement language effective 10/1/13
We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was approximately $129 million to $3.3 billion, as of May 31, 2013, and is expected to change frequently.